The PNC Financial Services Group, Inc. Barclays Global Investor Conference September 9, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our 2014 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the
Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent
SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of total net interest income (purchase accounting accretion and the remainder, which we refer to as core net interest income), on the impact of purchase accounting accretion on net interest margin (core net interest margin (net interest margin less annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’
equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by period-end common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our
SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations,” which may include materials from other investor presentations or in our annual, quarterly or current reports.

Focused on Executing
Difficult operating environment
Revenue growth challenged
Regulatory compliance costs increasing
Remain focused on acquiring appropriate risk-adjusted assets
Invest and grow our fee income businesses
Enhance our technologies and processes
Maintain capital management discipline
Industry Issues
PNC’s Differentiation

-1.0% BBT
-1.1% USB
-1.1% STI
-1.3% PNC
-1.5% FITB
-2.0% KEY
-2.1% CMA
-2.1% RF
-2.4% WFC
-2.9% MTB
-4.2% JPM
-4.9% COF
-5.2% BAC

PNC 201%
WFC 147%
USB 144%
MTB 102%
JPM 92%
COF 79%
BBT 51%
FITB 13%
CMA 12%
BAC 5%
-5% STI
-26% RF
-36% KEY

-1% MTB
-3% WFC
-4% USB
-5% PNC
-8% COF
-9% JPM
-16% BBT
-29% CMA
-58% STI
-68% KEY
-71% FITB
-71% BAC
-74% RF

4

% Chg From All Time High
(3)
Variance
(1)
Performance Through the Cycle
Tangible Book Value
Per Common Share (2)
All Time High (3) Closing
Stock Price vs. 9/4/14
Basel I Tier 1 Common
Capital Ratios (1)
(1) Source: The Board of Governors of the Federal Reserve System Dodd-Frank Act Stress Test (DFAST), March 2014: Supervisory Stress Test Methodology and Results, March
2014 (as corrected). The variance reflects the difference under the Federal Reserve’s supervisory stress test between the Basel I Tier 1 common capital ratios reported as of
September 30, 2013 and the minimum Basel I Tier 1 common capital ratio projected under the supervisory severely adverse scenario between the periods 4Q13 and 4Q15. Ratios were calculated using the capital action assumptions contained in the Federal Reserve’s Dodd-Frank stress testing rules. (2) See Note A, B and PNC reconciliation in Appendix for further details. PNC's book value per share was $43.60 and $75.62 at 12/31/07 and 6/30/14, respectively. (3) See Note C in Appendix for further details.
Performance
through the cycle
Disciplined risk
management
culture
Diverse franchise
Strong capital
management
Strategies to
drive growth
Franchise
Differentiation
% Chg 12/31/07 to 6/30/14
(2)

Southeast sales
(1)
+22% CAGR (’12 -’14)
Midwest sales
(2)
+8% CAGR (’09 -’14)
Drive growth in
acquired &
underpenetrated
markets
Capture more
investable assets
Redefine the Retail
Banking business
Build a stronger
Residential Mortgage
business
Bolster infrastructure &
streamline processes
Executing Our Strategic Priorities
Strategic Priorities Update
AUA
(3)
:$300B +10% (2Q14 vs. 2Q13)
Executing according to plan
Increased % of Purchase
(5)
originations to
50% of total originations in 2Q14
Fee income
(4)
+7% (2Q14 vs. 2Q13)
Noninterest expense +0% (2Q14 vs. 2Q13)
(1) Southeast markets defined as Alabama, Georgia, North Carolina, South Carolina and Florida. Sales for total Corporate Banking and AMG. AMG refers to Asset Management Group. (2) Sales for total Corporate Banking and AMG sales. (3) AUA refers to client assets under administration including both AMG AUA and brokerage assets of approximately $43 billion for 2Q14 and $39 billion for 2Q13 from Retail Banking Brokerage business. (4) Retail
Banking fee income refers to noninterest income in the following categories: service charges on deposits, brokerage, and consumer services. See
Reconcilement in Appendix. (5) A mortgage with a borrower as part of a residential real estate purchase transaction.

Building Best In Class Technology & Operations
Priorities Activities
Key Accomplishments
YTD 2014
Establish and demonstrate
ability to recover critical
systems
Strengthening all perimeter
defenses
Implementing scanning and
monitoring capabilities
Refreshing technology
Migrating to new data centers
and infrastructure
Introduced new lean
management systems which
continuously improves
processes
Support scalable businesses and provide additional expense savings to fund investments
Simplify how we work and lower cost of managing our businesses
Deliver greater value to our customers
Reduce operational risk
Developed and began execution
of technology strategy to further
mitigate business continuity and
disaster recovery risks
90% of applications vulnerability
scanned
Expanded security monitoring to
Online banking and PNC.com
Data center location selection and
hosting strategy developed
Onboarding applications
Achieved productivity gains of
20%
Business
Continuity
Infrastructure
Modernization
Cyber Security
Process
Optimization &
Continuous
Improvement
Long-Term Benefits

Mobile
5%
Branch
77%
ATM
18%
Mobile
7%
Branch
67%
ATM
26%

37%
45%
2Q13
2Q14

4%
6%
-16%
-5%

7

Redefining the Retail Banking Business
Digital Consumer Customers
(1)
Retail Banking Headcount (HC)
12 month change
Investment Professionals
Call Center Sales Reps.
Tellers
Total HC
(June 2013 vs. June 2014)
(1) Digital Consumer Customers represents consumer checking relationships that process the majority of their transactions through non-teller channels.
Successfully migrating customers to self-service – ATM/Mobile usage increasing
2Q13 2Q14
Total deposit transactions

Consumer Services 19%
Corporate Services(1) 20%
[CATEGORY NAME] (2) [VALUE]
Service Charges on Deposits 9%
Other (3) 19%
Asset Management 22%
$3.3 billion

35%
43%
1H12
1H14

PNC

Diverse and Higher Percentage of Noninterest Income
1H14 Noninterest Income Mix
(1) Includes net commercial mortgage servicing rights valuation gains. (2) Includes benefit/provision for residential mortgage repurchase obligations.
(3) Other includes net gains on sales of securities, net other-than-temporary impairments and other income. Other income includes gain on sale of a portion of VISA class B common shares and credit valuations for customer-related derivatives activities.
Noninterest Income to Total Revenue

Down 8%
$10.5
$9.7
($ billions)
FY12
FY13

Down 4%
$4.8
$4.6
($ billions)
1H13
1H14

Branch reconfiguration
Process optimization
Re-engineering mortgage
servicing business
Continued focus on expense
savings initiatives through
CIP (2) goal of $500 million
Noninterest Expense Trends
(1)
Focused Expense Management While Investing for
Future Growth
2014 Expense Management
Opportunities
(1) Prior period amounts have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits. (2) CIP refers to PNC’s Continuous Improvement Program.
Investing for Future Growth
Ongoing CIP (2) initiatives
including cost savings from
additional efficiencies should
fund future investments
–
Infrastructure
–
Product and technology
–
Underpenetrated markets

Balance Sheet Positioned for Rising Rates
Assumptions
(1) As of 6/30/2014. Reflects the interest rate risk exposure on PNC’s net interest income. See 2Q14 Form 10-Q disclosure for further details on interest rate exposure. (2) Reflects the percentage change in net interest income in first year as a result of gradual 100 bps interest rate increase over following twelve months. (3) Reflects the percentage change in net interest income in second year as a result of gradual 100bps interest rate increase over preceding twelve months.
Net Interest Income Sensitivity 2Q14
(1)
Deposit betas are more
conservative and higher
than historical
Assumes re-investment
yield of 1.54% on
6/30/14 and 2.54% on
6/30/15 on 4 year
average life securities
Yr1
(2)
Yr2
(3)
2Q14 10-Q 2.0% 6.8%
Yr1 Yr2 Yr3 Yr4
Invest $20 billion immediately $210 $156 $156 156
Invest $20 billion one year forward - 356 356 356
Impact of delaying investment
($210) $200 $200 $200
100 Bps Parallel Increase
$ in millions

8.2%
9.4%
9.7%
10.0%
6/30/2013
12/31/2013
3/31/2014
6/30/2014

Payout Ratio[3]

21%
45%
21%
21%
24%
2Q13
2Q14
Dividends
Share Repurchases

Stronger Capital Position
Capital Position Provides Capital Flexibility Highlights
Capital priorities:
Increased quarterly common
stock dividend by 9% to $0.48
for 2Q14
Repurchased 2.6 million
common shares for $223
million in 2Q14 under our
capital plan authorization of up
to $1.5 billion of common stock
through 1Q15 (4)
(1) We previously referred to Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. (2) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 2Q14, 1Q14 and 4Q13, the resulting pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on the standardized approach RWAs. Advanced approaches RWAs were utilized for 2Q13. See Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (3) Payout ratio refers to amount used to fund common stock dividends and share repurchases as a percentage of net income. (4) For four quarter period through 1Q15, subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and the potential impact on credit ratings.

– Build capital to support client
growth and business
investment
– Maintain appropriate capital in
light of economic uncertainty
– Return excess capital to
shareholders, subject to the
CCAR process

Strategies to Drive Long-Term Potential
Strategic Priorities Update Long-Term Potential
(1)
Incremental annual
revenue of $500M
Total investable assets
growth of $100 billion+
Fee income (2) growth of
mid to upper single digit
Increase product
penetration to
8%-10% (3)
Scalable
Drive growth in acquired &
underpenetrated markets
Capture more investable assets
Redefine the Retail Banking
business
Build a stronger Residential
Mortgage business
Bolster infrastructure &
streamline processes
(1) Refer to Cautionary Statement in Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies. (2) Retail Banking fee income refers to noninterest income in the following categories: service charges on deposits, brokerage, and consumer services. (3) Residential Mortgage product penetration based on cross-sales to existing Retail Banking households with current penetration of 6%.

Well-Positioned for the Future
Opportunity to grow share in underpenetrated markets
and deepen product penetration
Focused on growing fee income businesses
Creating opportunities to drive positive operating
leverage
Stronger capital provides opportunity to return more
capital to shareholders

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting
PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,”
“project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
– Changes in interest rates and valuations in debt, equity and other financial markets.
– Disruptions in the liquidity and other functioning of U.S. and global financial markets.
– The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other
U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
– Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
– Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
– Slowing or reversal of the current U.S. economic expansion.
– Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
– Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 3.0 percent in the second half of 2014 and that short-term interest rates will remain very low and bond yields will rise only slowly in the latter half of 2014. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
• PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
• Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-
related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by
BlackRock in its SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our 2014 Form 10-Qs, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(A) Tangible book value (TBV) per common share calculated based on tangible common shareholders' equity (common shareholders' equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by period-end common shares outstanding. Peer source: SNL Datasource and company filings. See Appendix for PNC reconciliation.
(B) Tangible book value 12/31/2007 PNC data has not been updated to reflect PNC's first quarter 2014 adoption of
Accounting Standards Update (ASU) 2014-01 related to investments in low income housing credits.
(C) All time high percent change reflects the difference between the all time high closing stock price using the highest closing price since 12/31/1989 as reported by SNL DataSource and the 9/4/14 closing price.

Transitional Basel III and Pro forma Fully Phased-In Basel III
Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. capital rules issued in July 2013, as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory risk-based capital ratios during 2014 are based on the definitions of, and deductions from, capital under Basel
III (as such definitions and deductions are phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the Basel III rules). We refer to the capital ratios calculated using these
Basel III phased-in provisions and Basel I risk-weighted assets as the Transitional Basel III ratios. These capital ratios became effective for PNC on January 1, 2014.
We provide information on the next slide regarding PNC’s Transitional Basel III common equity Tier 1 ratio and PNC’s pro forma fully phased-in Basel III common equity Tier 1 ratio. We previously referred to the Basel III common equity Tier 1 ratio as the Basel III Tier 1 common ratio. In addition, on the next slide we provide information regarding PNC’s Basel I Tier 1 common capital ratio, which was applicable to PNC through 2013 under the U.S. regulatory capital rules.
Common equity Tier 1 capital as defined under the Basel III rules adopted by the U.S. banking agencies differs materially from Basel I Tier 1 common capital. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed
10%, or in the aggregate exceed 15%, of the institution’s adjusted common equity Tier 1 capital.
Also, Basel I regulatory capital excludes accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital.

Transitional Basel III and Pro forma Fully Phased-In Basel III
Common Equity Tier 1 Capital Ratios
Appendix
Transitional Basel III
  Pro forma Fully Phased-In Basel III
Dollars in millions
June 30, 2014 March 31, 2014 June 30, 2014 March 31, 2014 December  31, 2013(a) June 30, 2013(a)
Common stock, related surplus, and retained earnings, net of treasury stock
$39,380 $38,722 $39,380 $38,722 $38,031 $36,302
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (8,923)                    (8,932)               (9,262)                 (9,291)               (9,321)                        (9,381)
Basel III total threshold deductions (216)                       (214)                   (1,075)                 (1,186)               (1,386)                        (2,224)
Accumulated other comprehensive income (b) 115                        82 576 410 196 (241)
All other adjustments (c) (5) (16) (74) (106) (64) (536)
Common equity Tier 1 capital 30,351 29,642 29,545 28,549 27,456 23,920
Basel I risk-weighted assets calculated in accordance with transition rules for
2014 (d)
277,126 $              273,826 $          N/A N/A N/A N/A
Estimated Basel III standardized approach risk-weighted assets (e) N/A N/A 295,217 293,310 291,977 N/A
Estimated Basel III advanced approaches risk-weighted assets (f) N/A N/A 290,063 289,441 290,080 290,838
Basel III Common equity Tier 1 capital ratio
11.0% 10.8% 10.0% 9.7% 9.4% 8.2%
Risk-weight and associated rules utilized
Basel I (with 2014
transition
adjustments)
Basel I (with
2014 transition
adjustments)
Standardized Standardized Standardized Advanced
(a) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.
(b) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(c) Includes adjustments as required based on whether the standardized approach or advanced approaches are utilized.
(d) Includes credit and market risk-weighted assets.
(e) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(f) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approach rules, and include credit, market and operational risk-weighted assets.
2013 Basel I Tier 1 Common Capital Ratios (a) (b)
Dollars in millions
Dec. 31, 2013 Jun. 30, 2013
Basel I Tier 1 common capital
$28,484 $26,668
Basel I risk-weighted assets 272,169                 264,750
Basel I Tier 1 common capital ratio 10.5% 10.1%
(a) Effective January 1, 2014, the Basel I Tier 1 common capital ratio no longer applies to PNC (except for stress testing purposes). Our
2013 Form 10-K included additional information regarding our Basel I capital ratios.
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions.  Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
(b) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.

Tangible Book Value per Common Share
Appendix
Tangible Book Value per Common Share Ratio
6/30/14 vs.
12/31/07
Dollars in millions, except per share data
June 30, 2014
Dec. 31, 2007
(a)
Book value per common share (a) 75.62 $                  43.60 $                73%
Tangible book value per common share
Common shareholders' equity (a) 40,261 $                14,847 $
Goodwill and Other Intangible Assets (b) (9,590)                    (8,850)
Deferred tax liabilities on Goodwill and Other Intangible Assets (b) 327                        594
Tangible common shareholders' equity 30,998 $                6,591 $
Period-end common shares outstanding (in millions) 532                        341
Tangible book value per common share (Non-GAAP)
58.22 $                  19.36 $
201%
(b) Excludes the impact from mortgage servicing rights of $1.5 billion at June 30, 2014 and $.7 billion at December 31, 2007.
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Amounts for the 2007 period have not been updated to reflect the first quarter 2014 adoption of Accounting Standards Update
(ASU) 2014-01 related to investments in low income housing tax credits.
% Change

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions
June 30, 2014 June 30, 2013 % change
Service charges on deposits $148 $141
Brokerage $61 $58
Consumer Services $248 $229
Total Retail Banking fee income $457 $428 7%
Other $84 $114
Total Retail Banking noninterest income, as reported $541 $542 0%
For the six months ended
$ in millions
June 30, 2014 June 30, 2012 2 year cagr
Asset management $726 $562
Consumer services $613 $554
Corporate services $644 $522
Residential mortgage $343 $57
Deposit service charges $303 $271
Total fee income $2,629 $1,966 16%
Net gains on sales of securities less OTTI $1 $47
Other $633 $525
Total noninterest income, as reported $3,263 $2,538 13%

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC